Summary Prospectus | October 1, 2019
Xtrackers MSCI Latin America Pacific Alliance ETF
Ticker: PACA	Stock Exchange: NYSE Arca, Inc.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at go.dws.com/ETFpros. You can also get this information at no cost by e-mailing a request to dbxquestions@list.db.com, calling 1-855-329-3837 or asking your financial representative. The Prospectus and SAI, both dated October 1, 2019, as supplemented, are incorporated by reference into this Summary Prospectus.
Investment Objective
Xtrackers MSCI Latin America Pacific Alliance ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Latin America Pacific Alliance Capped Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.45
Other Expenses	None
Total annual fund operating expenses	0.45
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.
Portfolio turnover rate for the period from October 30, 2018 (commencement of operations) through the most recent fiscal year, the fund’s portfolio turnover rate was 44%.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to provide exposure to equity securities of issuers from Latin American member states of the Pacific Alliance, currently consisting of Chile, Colombia, Mexico and Peru, as well as securities that are headquartered and carry out the majority of operations in the respective country. The Underlying Index is a free float adjusted, market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight, all issuers with weight above 5% do not exceed 50% of the Underlying Index weight and no single country exceeds 50% of the Underlying Index weight. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an

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indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 137 securities with an average market capitalization of approximately $2.14 billion and a minimum market capitalization of approximately $21 million from issuers in the following countries: Canada, Chile, Colombia, Mexico, Peru and the United Kingdom.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers from Latin American member states of the Pacific Alliance (including securities that are headquartered and carry out the majority of operations in such countries). As of July 31, 2019, a significant percentage of the Underlying Index was comprised of securities of issuers from Mexico (48.3%) and Chile (22.6%). The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (27.9%) and consumer staples (21.3%) sectors. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The consumer staples sector includes companies whose businesses are less susceptible to economic cycles. These companies include manufacturers and distributors of food, beverages, non-durable household goods and personal products, as well as food and drug retail companies and consumer product super centers. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, as amended, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for
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Summary Prospectus    October 1, 2019

companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
Latin American economic risk. High interest, inflation, government defaults and unemployment rates characterize the economies in some Latin American countries. Currency devaluations in any Latin American country can have a significant effect on the entire region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of Latin American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Latin American countries can experience significant volatility.
Risks related to investing in Chile. Investments in Chilean issuers involve risks that are specific to Chile, including legal, regulatory, political, currency, environmental and economic risks. Among other things, the Chilean economy is heavily dependent on key trading partners for the export of certain commodities, making it vulnerable to commodity prices.
Risks related to investing in Colombia. Investments in Colombian issuers and companies that have significant operations in Colombia involve risks that are specific to Colombia, including legal, regulatory, political and economic risks. The Colombian economy has grown steadily during the past several years, and there can be no assurance that economic growth will continue. The Colombian economy depends heavily on oil, coal and other commodity exports, making it vulnerable to commodity prices.
Risks related to investing in Mexico. Investments in Mexican issuers involve risks that are specific to Mexico, including legal, regulatory, political, currency, security and economic risks. Mexico has privatized or has begun the process of privatization of certain entities and industries. In some instances, investors in some newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur. The Mexican economy may be significantly affected by the economies of other Central and South American countries. High interest, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any Central and South American country can have a significant effect on the entire region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility. In the past, Mexico has experienced high interest rates, economic volatility and high unemployment rates. The agricultural and mining sectors of Mexico’s economy account for a large portion of its exports. Mexico is susceptible to fluctuations in the commodity markets and, in particular, in the price and demand for agricultural products and natural resources. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on the Mexican economy. Recent political developments in the US have potential implications for the current trade arrangements between the US and Mexico, which could negatively affect the value of securities held by the fund.
Risks related to investing in Peru. Investment in Peruvian issuers involves risks that are specific to Peru, including legal, regulatory, political and economic risks. The Peruvian
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economy is dependent on commodity prices and the economies of its trading partners in Latin America, Europe, Asia and the US. Peru has historically experienced high rates of inflation and may continue to do so in the future.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Consumer staples sector risk. To the extent that the fund invests significantly in the consumer staples sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the
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Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations
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where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track, non-diversification risk would apply.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Past Performance
Since the fund commenced operations on October 30, 2018, performance information is not available for a full calendar year.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2018.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than
NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Summary Prospectus    October 1, 2019    PACA-SUM